United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  May 18, 2018
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07        Submission of Matters to a Vote of Security Holders

(a)  On May 18, 2018, Realty Income Corporation (the "Company") held its 2018 annual meeting of stockholders (the "Annual Meeting"). As of March 8, 2018, the record date for the Annual Meeting, there were 284,374,321 common shares issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.

(b)  The results of the matters voted upon at the Annual Meeting were as follows:

Proposal 1 considered at the Annual Meeting was the election of eight directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified.

            All of management’s nominees for directors as listed in the proxy statement were elected with the following share vote:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Kathleen R. Allen, Ph.D.	171,452,246	7,537,461	555,430	77,236,820
John P. Case	175,768,586	3,170,495	606,056	77,236,820
A. Larry Chapman	176,555,347	2,373,492	616,298	77,236,820
Priya Cherian Huskins	143,506,191	35,433,948	604,998	77,236,820
Michael D. McKee	138,509,740	40,424,866	610,531	77,236,820
Gregory T. McLaughlin	175,961,898	2,965,469	617,770	77,236,820
Ronald L. Merriman	143,495,133	35,425,289	624,715	77,236,820
Stephen E. Sterrett	176,602,444	2,326,048	616,645	77,236,820

            Proposal 2 considered at the Annual Meeting was the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2018.  This proposal was approved, with 252,415,524 shares voted for, 3,222,909 shares voted against, and 1,143,524 shares representing abstentions.  No broker non-votes resulted from the vote on this proposal.

            Proposal 3 considered at the Annual Meeting was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. This proposal was approved, with 163,106,494 shares voted for, 14,721,108 shares voted against, 1,717,535 shares representing abstentions and 77,236,820 shares representing broker non-votes.

(c)  Not applicable.

(d)  Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2018	REALTY INCOME CORPORATION
	By:	/s/ Michael R. Pfeiffer
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary